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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K

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                                CURRENT REPORT
    Pursuant to section 13 of 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 16, 1998



                               NETWORK SIX, INC.
            (Exact name of registrant as specified in its charter)


                          Commission File No. 0-21038


     Rhode Island                                              05-036-6090
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)



               475 Kilvert Street, Warwick, Rhode Island  02886
         (Address of principal executive offices, including zip code)


                                (401) 732-9000
             (Registrant's telephone number, including area code)
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Item 5.  Other Events

     The March 16, 1998 Press Release of the Registrant attached hereto as
EXHIBIT 99 is incorporated herein by reference.

Item 7 (c).   Exhibits

     99   Press Release, dated March 16, 1998, of Network Six, Inc.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Network Six, Inc.
                                        -----------------------
                                        (Registrant)


Date:  March 18, 1998                   By:   /s/ Dorothy M. Cipolla
                                           ---------------------------------
                                              Dorothy M. Cipolla
                                              Chief Financial Officer
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                               Network Six, Inc.
                          Current Report on Form 8-K
                            Dated February 2, 1998

                                 Exhibit Index

Exhibit
  No.            Exhibits
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  99             Press Release dated March 16, 1998